UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 17, 2020
FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
45 Glover Avenue
Norwalk, Connecticut 06850
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (203) 810-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FDS	New York Stock Exchange LLC
The Nasdaq Stock Market

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) On December 17, 2020, FactSet Research Systems Inc. ("FactSet" or the "Company") held its 2020 Annual Meeting of Stockholders (the "Meeting").
(b) The three proposals described below were submitted to the Company's stockholders at the Meeting. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are also set forth below.
Proposal 1: To elect five members to FactSet's Board of Directors.

Nominee	For	Against	Abstained	Broker Non-Votes
Robin A. Abrams	29,458,767	2,340,813	175,601	2,526,376
Laurie Siegel	31,789,344	146,556	39,281	2,526,376
Malcolm Frank	31,580,064	354,483	40,634	2,526,376
Siew Kai Choy	31,826,691	107,596	40,894	2,526,376
Lee Shavel	31,830,266	104,329	40,586	2,526,376
The five nominees were elected to FactSet's Board of Directors. Robin A. Abrams, Laurie Siegel, and Malcolm Frank will serve as directors until the Company's 2023 Annual Meeting of Stockholders or until their respective successors are elected and qualified. Siew Kai Choy and Lee Shavel will serve as directors until the Company's 2021 Annual Meeting of Stockholders or until their respective successors are elected and qualified. The other directors of the Company whose terms of office continued after the Meeting are Sheila B. Jordan, James J. McGonigle, F. Philip Snow and Joseph R. Zimmel. As previously disclosed, Scott A. Billeadeau resigned as a director of FactSet effective the date of the Meeting,
Proposal 2: To ratify the appointment of the accounting firm of Ernst & Young LLP as FactSet's independent registered public accounting firm for the fiscal year ending August 31, 2021.

For	34,437,639
Against	32,960
Abstained	30,958
Broker Non-Votes	—
The appointment of Ernst & Young LLP was ratified.

Proposal 3: To approve, on a non-binding advisory basis, the fiscal 2020 compensation of the Company's named executive officers.

For	30,924,336
Against	996,669
Abstained	54,176
Broker Non-Votes	2,526,376
The fiscal 2020 compensation of FactSet's named executive officers was approved by a non-binding advisory vote.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

Date: December 21, 2020	By:	/s/ HELEN L. SHAN
Helen L. Shan Executive Vice President and Chief Financial Officer (Principal Financial Officer)